Exhibit 10.3
EXECUTION VERSION

EXTENSION AGREEMENT

FIFTH THIRD BANK

May 29, 2018
Encore Capital Group, Inc.
3111 Camino Del Rio North
Suite 103
San Diego, California 92108
Attention:    Chief Financial Officer
Re: Extension Agreement
Ladies and Gentlemen:
Reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of December 20, 2016 (as amended by that certain Incremental Term Loan and Extension Agreement, dated as of March 2, 2017, that certain Incremental Facility Agreement, dated as of March 29, 2017, that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of June 13, 2017, that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 29, 2017, that certain Incremental Facility Agreement, dated as of August 15, 2017, that certain Incremental Facility Agreement, dated as of September 26, 2017, that certain Incremental Facility Agreement, dated as of January 22, 2018, that certain Incremental Facility Agreement, dated as of March 21, 2018, and as may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among Encore Capital Group, Inc. (“Borrower”), the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, issuing bank and swingline lender. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement. This Extension Agreement (this “Agreement”) (i) is an amendment to the Credit Agreement for purposes of effecting an Extension, and the Credit Agreement is hereby amended in accordance with the terms and conditions herein and (ii) shall be deemed to be a “Loan Document” under the Credit Agreement.
At the request of the Borrower, Fifth Third Bank (the “Extending Lender”) hereby agrees to extend (a) the maturity date of 100% of the Term Loan A-2 held by the Extending Lender on the date hereof (the “Extended Term Loan A-2”) to the Term Loan A-3 Maturity Date and (b) the termination date of 100% of the Revolving Commitments held by the Extending Lender on the date hereof (the “Extended Revolving Commitments) to the Revolving Commitment Termination Date. As of the date hereof, after giving effect to the extension of the maturity date and termination date of the Extended Term Loan A-2 and Extended Revolving Commitments, respectively, by the Extending Lender (the “Extension”), the aggregate principal amount of the Extending Lender’s Term Loan A-3 and Revolving Commitment are as set forth on Annex I. Each of the parties to this Agreement hereby agrees that (i) as of the date hereof the Extended Term Loan A-2 shall be and become, and shall hereafter constitute, a “Term Loan A-3” for all purposes of the Credit Agreement

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and the other applicable Loan Documents and (ii) the Extended Term Loan A-2 shall have and be subject to all of the terms, conditions and provisions applicable to a Term Loan A-3.
In order to effect the Extension as contemplated hereby, each party hereto acting pursuant to Section 2.25(c) of the Credit Agreement, hereby agrees that the Credit Agreement is hereby amended as follows:
(a)Section 2.9(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The Borrower unconditionally promises to pay to the Administrative Agent for the account of the Non-Extending Lenders holding the Term Loan A-2, on each of June 29, 2018, September 28, 2018 and December 28, 2018, a principal amount equal to $12,946,428.60 multiplied by (i) 2.5%; provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Term Loan A-2 shall be due and payable on the Term Loan A-2 Maturity Date. Payments under this clause (f) shall be made to each Non-Extending Lender holding a Term Loan A-2 based on such Non-Extending Lender’s Pro Rata Share thereof and all such payments shall be adjusted from time to time to account for optional and mandatory prepayments made hereunder.”
(b)Section 2.9(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The Borrower unconditionally promises to pay to the Administrative Agent for the account of the Lenders holding the Term Loan A-3, on the last Business Day of each of March, June, September and December commencing on June 29, 2018, a principal amount equal to $203,831,455.21 multiplied by (A) 1.25%, for the first three (3) such quarterly installments, (B) 1.875%, for the next eight (8) quarterly installments thereafter and (C) 2.5%, for the next four (4) quarterly installments thereafter; provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Term Loan A-3 shall be due and payable on the Term Loan A-3 Maturity Date. Payments under this clause (g) shall be made to each Lender holding a Term Loan A-3 based on such Lender’s Pro Rata Share thereof and all such payments shall be adjusted from time to time to account for optional and mandatory prepayments made hereunder.”
Upon the date of (i) the execution of a counterpart of this Agreement by the Extending Lender, the Administrative Agent, the Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other form of electronic transmission permitted under the Credit Agreement) hereof, (iii) payment of any extension fee to the Extending Lender as may be agreed between Borrower and Extending Lender, and (iv) the satisfaction (or waiver in writing) of any other conditions precedent set forth in Section 5 of Annex II hereto (such date, the “Agreement Effective Date”) the extension of the maturity date and termination date of the Extended Term Loan A-2 and Extended Revolving Commitments, respectively, contemplated hereby shall each become effective. As of the Agreement Effective Date, and after giving effect to the transactions contemplated by this Agreement, the aggregate outstanding principal amount of the Term Loans and/or the Revolving Commitments held by each of the Lenders are set forth on Annex III and Annex IV respectively.

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Each of the Borrower and each Guarantor acknowledges, confirms and agrees that (i) it shall be liable for all Obligations with respect to the Extended Term Loan A-2 and Extended Revolving Commitments that are extended hereunder, (ii) all such Obligations (including the Extended Term Loan A-2 and Extended Revolving Commitments) shall constitute (and be included in the definition of) “Secured Obligations” under the Credit Agreement and be entitled to the benefits of the respective Collateral Documents and the Guaranty Agreement as, and to the extent, provided in the Credit Agreement and in such other Loan Documents, (iii) all of their respective Obligations, including their payment, performance and observance obligations and liabilities (whether contingent or otherwise) are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (iv) the pledge and security interest in the Collateral granted by each such Person pursuant to the Collateral Documents to which it is a party continues in full force and effect to secure the Obligations.
Each of the parties hereto acknowledges and agrees that, except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect and all references in any Loan Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended hereby. Each of the parties hereto further acknowledges and agrees that the amendments set forth in this Agreement shall be deemed to have prospective application only. Nothing herein or in any of the transactions contemplated hereby (including, without limitation, the Extension contemplated hereby) is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the Borrower under the Credit Agreement or the other Loan Documents or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
The Borrower may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to the Extending Lender and one copy to the Administrative Agent before the close of business on May 31, 2018. If the Borrower does not so accept this Agreement by such time, the obligations of the Extension contemplated by this Agreement shall be deemed canceled and of no force or effect.
After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.2 of the Credit Agreement.
THIS AGREEMENT AND THE OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT, IN ANY EVENT, GIVING EFFECT TO SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
[Signature Pages Follow]

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Very truly yours,

FIFTH THIRD BANK
By: /s/ Peter Samboul____________________
Name: Peter Samboul
Title: Director

Signature Page to
Extension Agreement (Fifth Third Bank)

Agreed and Accepted as of the date first written above:

SUNTRUST BANK, as Administrative Agent,
Issuing Bank and Swingline Lender
By: /s/ Andrew Johnson
Name: Andrew Johnson
Title: Director

Signature Page to
Extension Agreement (Fifth Third Bank)

Agreed and Accepted as of the date first written above:
ENCORE CAPITAL GROUP, INC.
By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: EVP and Chief Financial Officer

Signature Page to
Extension Agreement (Fifth Third Bank)

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Extension Agreement and the Obligations incurred related thereto.

MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND FUNDING LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING NCC-2 CORPORATION
MIDLAND INTERNATIONAL LLC
MRC RECEIVABLES CORPORATION
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT & FINANCE, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

MIDLAND INDIA LLC

By: /s/ Ashish Masih
Name: Ashish Masih
Title: President

ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC

By: /s/ Greg Call
Name: Greg Call
Title: Secretary

Signature Page to
Extension Agreement (Fifth Third Bank)

ANNEX I

EXTENDED TERM LOAN A-2:

Lender	Total Term Loan A-3 as of the Agreement Effective Date
Fifth Third Bank	$6,250,886.64

EXTENDED REVOLVING COMMITMENT

Lender	Revolving Commitment Amount as of the Agreement Effective Date
Fifth Third Bank	$51,070,190.48

Annex I
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ANNEX II
TERMS AND CONDITIONS FOR
EXTENSION AGREEMENT
1. Name of Borrower: Encore Capital Group, Inc., a Delaware corporation.
2. Date upon which the Extension is to become effective:    May 29, 2018.
3. Date upon which the Extended Term Loan A-2 matures: the Term Loan A-3 Maturity Date.
4. Date upon which the Extended Revolving Commitments of the Extending Lender Terminates: the Revolving Commitment Termination Date.
4. Applicable Margin: Identical to the “Applicable Margin” as defined in the Credit Agreement.
5. Other Conditions Precedent:    No Default or Event of Default has occurred and is continuing or will result from the Extension as contemplated by the Extension Agreement.

Annex II
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ANNEX III

TERM LOAN AMOUNTS, ADDITIONAL TERM LOAN A-3 COMMITMENT AMOUNTS AND INCREMENTAL OR EXTENDED TERM LOAN A-3 AMOUNTS OF INCREASING LENDERS, EXTENDING LENDERS AND NON-EXTENDING LENDERS

Extending Lenders (including any Incremental Lender joining after the Closing Date):

Lender	Aggregate Amount of Term Loan A-2 of Existing Lender Converted to Term Loan A-3 on the Closing Date	Additional Term Loan A-3 Commitment of Increasing Lenders as of the Closing Date	Incremental or Extended Term Loan A-3 made or Extended after the Closing Date	Total Term Loan A-3 as of the Agreement Effective Date
SunTrust Bank	$12,690,361.06	$2,331,019.21		$14,089,703.83
Bank of America	13,469,866.33	1,551,513.94		14,089,703.83
ING Capital	7,533,482.17	142,787.76		7,200,161.91
MUFG Union Bank, NA	2,260,044.66	2,337,004.18		4,311,924.44
Citibank, NA	5,273,437.52			4,946,361.21
California Bank and Trust	6,428,571.75			6,029,850.14
Flagstar Bank		25,000,000.00		23,449,416.06
Bank Leumi USA	3,570,870.47	661,272.39		3,969,651.13
Northwest Bank	4,656,250.00	343,750.00		4,689,883.22
Umpqua Bank			12,578,124.98	12,288,796.82
Cathay Bank			1,752,232.15	1,643,552.82
Woodforest National Bank			5,000,000.00	4,689,883.22
DNB Capital, LLC			25,000,000.00	24,050,683.15
Regions Bank			50,000,000.00	48,101,366.28
Banc of California			15,000,000.00	14,805,863.71
Fifth Third Bank			6,250,866.64	6,250,866.64
Total	$55,882,883.96	$32,367,347.48	$115,581,223.77	$194,607,668.41

Non-Extending Lenders:

Lender	Term Loan A-2 as of the Agreement Effective Date
Raymond James Bank, N.A.	$6,562,500.01
Chang Hwa	1,250,000.03
Manufacturers Bank	1,250,000.00
Total	$9,062,500.04

Annex III
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ANNEX IV

REVOLVING COMMITMENT AMOUNTS OF NEW LENDER,
INCREASING LENDERS, EXTENDING LENDERS AND NON-EXTENDING LENDERS

New Lender:

Lender	Revolving Commitment Amount as of the Agreement Effective Date
Umpqua Bank	$41,041,666.67

Incremental Lenders:

Lender	Revolving Commitment Amount as of the Agreement Effective Date
Woodforest National Bank	$20,000,000
Regions Bank	$25,000,000

Extending Lenders:

Lender	2021 Revolving Commitment Amount as of the Agreement Effective Date
SunTrust Bank	$83,278,619.73
Bank of America	83,278,619.73
ING Capital	67,323,730.07
Credit Suisse AG Cayman Island	50,000,000.00
Union Bank, NA	45,402,951.16
Citibank NA	43,749,999.98
Morgan Stanley Bank NA	40,625,000.00
California Bank and Trust	32,380,952.00
Flagstar Bank	5,000,000.00
PrivateBank and Trust Co.	25,000,000.00
UBS AG	20,000,000.00
Bank Leumi	10,767,857.14
CTBC Bank Corp	10,000,000.00
Opus Bank	10,000,000.00
Cathay Bank	13,164,285.70
Fifth Third Bank	51,070,190.48
TOTAL (New, Incremental and Extending)	$677,083,872.66

Non-Extending Lenders:

Annex IV
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Lender	Revolving Commitment Amount as of the Agreement Effective Date
2019 Lenders

Citizens Bank, NA	35,000,000.00
Raymond James Bank, N.A.	20,000,000.00
Chang Hwa	19,345,238.10
Barclays Bank PLC	20,000,000.00
Western Alliance Bank	15,000,000.00
Manufacturers Bank	8,214,285.70
Total 2019 Lenders	$117,559,523.80

Annex IV
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